Income taxes	3 Months Ended
Jun. 30, 2018
Income Taxes [Line Items]
Disclosure Of Income Tax Explanatory

Note 7 Income taxes

The Group recognized an income tax expense of CHF 394 million for the second quarter of 2018 compared with an income tax expense of CHF 327 million for the second quarter of 2017.

Deferred tax expenses were CHF 198 million in the second quarter of 2018 compared with CHF 133 million in the second quarter of 2017 and mainly related to the amortization of deferred tax assets previously recognized in relation to tax losses carried forward and deductible temporary differences to reflect their offset against profits for the quarter.

The current tax expense was CHF 196 million compared with CHF 194 million in the second quarter of 2017 and related to taxable profits of UBS Switzerland AG and other legal entities in the UBS Group.